THE ALGER PORTFOLIOS

Supplement dated February 28, 2013 to the
Statement of Additional Information
dated May 1, 2012

The following updates the information in the Statement of Additional Information regarding The Alger Portfolios.

(1)  A line item regarding other accounts managed by each of Alex Goldman, Michael Melnyk, Brian Schulz, Christopher R. Walsh and Gregory S. Adams in the table under "Other Accounts Managed by Portfolio Managers" on page 25 of the Statement of Additional Information is added, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Alex Goldman*	—		—		—
Michael Melnyk*	—		—		—
Brian Schulz*	—		—		—
Christopher R. Walsh*	1	$51,338,538	—		—
Gregory S. Adams*	3	$165,318,040	1	$7,638,728	10	$8,556,469

* This information is provided as of January 31, 2013.

(2)  A line item regarding each of Alex Goldman's, Michael Melnyk's, Brian Schulz's, and Christopher R. Walsh's ownership of Alger Mid Cap Growth Portfolio shares, and Gregory S. Adams' ownership of Alger Balanced Portfolio shares, in the table under "Securities Owned by the Portfolio Managers" on page 26 of the Statement of Additional Information is added, as follows: "Currently none of Mr. Goldman, Mr. Melnyk, Mr. Schulz, or Mr. Walsh owns any shares of Alger Mid Cap Growth Portfolio, and Mr. Adams does not own any shares of Alger Balanced Portfolio."

APPSAI 22813